FORM 8-A



                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                             GENERAL BEARING CORPORATION
          ----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                      Delaware                               13-2796245
          ---------------------------------------           ---------------
          (State of incorporation or organization)         (I.R.S. Employer
                                                          Identification No.)


                   44 High Street
                   West Nyack, NY                              10994
          --------------------------------------       --------------------
          (Address of principal executive offices)           (Zip Code)

               If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

               If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]



          Securities to be registered pursuant to Section 12(b) of the Act:


            Title of each class            Name of each exchange on which
            to be so registered            each class is to be registered
          ------------------------       ----------------------------------


          Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, par value $0.01 per share
                      -----------------------------------------
                                   (Title of Class)

          ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE
                    REGISTERED.

                    Information concerning the Common Stock to be registered hereunder was included in the Registrant's Registration Statement on Form S-1 filed with the Commission on November 4, 1996, Registration No. 333-15477, under the caption "Description of Securities" in the Prospectus included in such Registration Statement and is incorporated herein by reference.

          ITEM 2.   EXHIBITS.


          EXHIBIT NO.                             DESCRIPTION
          -----------                             -----------

          1.                       Second Restated Certificate of
                                   Incorporation (Incorporated by reference to Exhibit 3.1 to Registration Statement No. 333-15477).

          2. By-Laws of the Company (Incorporated by reference to Exhibit 3.2 to Registration Statement No. 333-15477).

          3.                       Specimen Warrant Certificate
                                   (Incorporated by reference to Exhibit
                                   4.2 to Registration Statement No. 333-
                                   04612).

                                      SIGNATURE

                    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        GENERAL BEARING CORPORATION
                                        -------------------------------
                                                (Registrant)


                                        By: /s/ David L. Gussack
                                           ----------------------------
                                           David L. Gussack
                                           President

          Date:  January 24, 1997